UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2011

Marathon Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5153	25-0996816
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5555 San Felipe Road, Houston, Texas		77056-2723
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 629-6600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 1, 2011, Marathon Petroleum Corporation (“MPC”), a wholly owned subsidiary of Marathon Oil Corporation (“Marathon”), completed a private placement of $750,000,000 aggregate principal amount of MPC’s 3 1/2% Senior Notes due 2016 (the “2016 Notes”), $1,000,000,000 aggregate principal amount of MPC’s 5 1/8% Senior Notes due 2021 (the “2021 Notes”) and $1,250,000,000 aggregate principal amount of MPC’s 6 1/2% Senior Notes due 2041(the “2041 Notes” and, together with the 2016 Notes and the 2021 Notes, the “Notes”), pursuant to a purchase agreement dated as of January 27, 2011 among MPC, Marathon and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

The 2016 Notes will mature on March 1, 2016, the 2021 Notes will mature on March 1, 2021 and the 2041 Notes will mature on March 1, 2041. Interest on each series of Notes will be payable semi-annually on March 1 and September 1 of each year, beginning on September 1, 2011, to the persons in whose names the Notes are registered at the close of business on February 15 and August 15, respectively, preceding the interest payment date. The Notes are unsecured and unsubordinated obligations of MPC and rank equally with all its other existing and future unsecured and unsubordinated indebtedness.

The Notes were issued under an Indenture dated as of February 1, 2011 between MPC and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), relating to senior debt securities of MPC, as supplemented by an Officers’ Certificate dated February 1, 2011 establishing each series of Notes (as so supplemented, the “Indenture”).

In connection with the private placement, Marathon entered into a Guarantee Agreement dated as of February 1, 2011 (the “Guarantee Agreement”), pursuant to which Marathon initially will guarantee the payment obligations under each series of Notes on a senior unsecured basis (the “Marathon Guarantees”). Pursuant to the terms of the Guarantee Agreement, the Marathon Guarantees will terminate upon completion of the previously announced proposed spin-off of MPC’s common stock to Marathon’s stockholders (the “Spin-off”). The Marathon Guarantees are unsecured and unsubordinated obligations of Marathon and rank equally with all its other existing and future unsecured and unsubordinated indebtedness.

The Indenture includes covenants that, among other things, limit MPC’s ability, and the ability of MPC’s subsidiaries, to create or permit to exist mortgages and other liens with respect to principal properties, enter into sale and leaseback transactions with respect to principal properties and merge or consolidate with any other entity or sell or convey all or substantially all of its assets, and require MPC to provide certain information to the Trustee and holders of the Notes. These covenants are subject to a number of important qualifications and limitations as set forth in the Indenture. In addition, if MPC experiences a “Change of Control Repurchase Event” (as defined in the Indenture) with respect to a series of Notes, MPC will be required, unless it has exercised its right to redeem the Notes of such series, to offer to purchase the Notes of such series at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest.

The Indenture also contains customary events of default. Under the Indenture, events of default with respect to each series of Notes include the following:

•	MPC’s failure to pay interest on that series of Notes when due, continuing for 30 days;

•	MPC’s failure to pay the principal of or premium on that series of Notes when due and payable;

•	MPC’s failure to perform under any other covenant or warranty applicable to that series of Notes for a period of 90 days after written notice to MPC of that failure as provided in the Indenture;

•

except as permitted by the Guarantee Agreement, the Marathon Guarantees shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect, or Marathon, or any person acting on its behalf, shall deny or disaffirm in writing its obligation under the Marathon Guarantees; and

•	specified events of bankruptcy, insolvency or reorganization of MPC.

In connection with the private placement, MPC and Marathon granted the initial purchasers certain registration rights under a Registration Rights Agreement dated as of February 1, 2011 among MPC, Marathon and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives of the initial purchasers (the “Registration Rights Agreement”).

Certain of the initial purchasers and their affiliates have provided in the past to MPC, Marathon and each of their respective affiliates and may provide from time to time in the future, certain commercial banking, financial advisory, investment banking and other services in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions and have also been, and may in the future be, from time to time, counter-parties to cross-currency and interest rate exchange agreements or other hedging agreements with Marathon. In addition, from time to time, the initial purchasers and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in MPC’s and Marathon’s debt securities. Morgan Stanley & Co. Incorporated is acting as financial advisor to Marathon in connection with the Spin-off. J.P. Morgan Securities LLC and an affiliate of Morgan Stanley & Co. Incorporated have agreed to serve as joint lead arrangers and joint bookrunners for MPC’s proposed new credit facility, and affiliates of J.P. Morgan Securities LLC and Morgan Stanley & Co. Incorporated are expected to be lenders under that credit facility.

The Indenture, the form of the terms of the Notes, the form of the Notes, the Guarantee Agreement and the Registration Rights Agreement are included as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

4.1	Indenture dated as of February 1, 2011 between Marathon Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of the terms of the Notes.

4.3	Form of Notes (included in Exhibit 4.2 above).

4.4	Guarantee Agreement of Marathon Oil Corporation, dated as of February 1, 2011.

10.1	Registration Rights Agreement among Marathon Petroleum Corporation, Marathon Oil Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

99.1	Press Release of Marathon Oil Corporation, dated as of January 27, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 1, 2011		MARATHON OIL CORPORATION

	By:	/s/ Janet F. Clark
Janet F. Clark
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

4.1	Indenture dated as of February 1, 2011 between Marathon Petroleum Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of the terms of the Notes.

4.3	Form of Notes (included in Exhibit 4.2 above).

4.4	Guarantee Agreement of Marathon Oil Corporation, dated as of February 1, 2011.

10.1	Registration Rights Agreement among Marathon Petroleum Corporation, Marathon Oil Corporation and Morgan Stanley & Co. Incorporated and J.P. Morgan Securities LLC, as representatives of the initial purchasers.

99.1	Press Release of Marathon Oil Corporation, dated as of January 27, 2011.